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                                                           CONFORMED COPY
                                                           WITH EXHIBITS


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    Form 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):   June 28, 1996
                                                    -------------


                            Quaker State Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)





       Delaware                      1-2677                     25-0742820
- ------------------------       ---------------------       ---------------------
(State of incorporation)       (Commission File No.)       (IRS Employer ID No,)





225 E. John Carpenter Freeway, Irving, Texas               75062
- --------------------------------------------              -------
(Address of principal executive offices)                 (Zip Code)


                                 (214) 868-0400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
(Former Name or Former Address, If Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On June 7, 1996, Quaker State Corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") to acquire all of the capital stock of Blue Coral, Inc., a privately held corporation headquartered in Cleveland, Ohio ("Blue Coral"), from Sheldon G. Adelman and the ten other stockholders of Blue Coral (the "Blue Coral Stockholders"). Blue Coral is a manufacturer and marketer of automobile polishes and other consumer car care products, commercial and industrial cleaning products, car wash equipment systems and commercial car wash products. The closing under the Merger Agreement occurred on June 28, 1996. The consideration for the transaction was arrived at through arm's length negotiations, included approximately $48.8 million in cash, payment of certain pre-existing indebtedness of Blue Coral totaling approximately $22.6 million and 2,956,328 shares of the Registrant's capital stock with a market value of approximately $43.5 million. The source of the funds used were borrowings under the Registrant's $90 million Credit Agreement with a group of banks, including Morgan Guaranty Trust Company of New York, as agent.

No material relationship between the Registrant, its affiliates, officers and directors and any of the selling parties existed prior to the transaction.

Pursuant to the transaction and as security for certain indemnity obligations of the selling parties, 1,020,408 of the 2,956,328 shares of the Registrant's Capital Stock issued under the Merger Agreement are held in an escrow account for distribution to the Blue Coral Stockholders two years after the date of closing if certain conditions are met.

The assets of Blue Coral included trademarks and trade names, manufacturing equipment, and leased warehouse, manufacturing and distribution facilities.
The Registrant intends to use the assets for substantially the same purposes as previously used by Blue Coral.

The description of the transaction contained herein is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as
Exhibit 2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

     As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by an amendment to this Form 8-K within 60 days after July 13, 1996.

(b)  Pro Forma Financial Information.

     As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information will be filed by an amendment to this Form 8-K within 60 days after July 13, 1996.


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(c)  Exhibits.


     Item No.                         Description
     --------                         -----------

        2           Asset Purchase Agreement by and among the Registrant,
                    BC Acquisition Corporation, Blue Coral, Inc. and the Blue Coral Stockholders dated as of June 7, 1996, with list of omitted schedules and exhibits, filed herewith.

        4 Escrow Agreement among the Registrant and the Blue Coral Stockholders, dated as of June 28, 1996, filed herewith



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             QUAKER STATE CORPORATION
                                             (Registrant)

DATE:  July 12, 1996


                                             By:   /S/ Conrad A. Conrad
                                                  ---------------------------
                                                  Conrad A. Conrad
                                                  Vice Chairman and
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX



         Exhibit No.                    Description
         -----------                    -----------

         2 Asset Purchase Agreement by and among the Registrant, BC Acquisition Corporation, Blue Coral, Inc. and the Blue Coral Stockholders dated as of June 7, 1996, with list of omitted schedules and exhibits, filed herewith.

         4 Escrow Agreement among the Registrant and the Blue Coral Stockholders, dated as of June 28, 1996, filed herewith.